AMENDMENT NO. 1 TO CREDIT AGREEMENT

     PREAMBLE: THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of October 16, 1998 ("the Amendment"), is made by and among LAW COMPANIES GROUP, INC., a corporation organized under the laws of the State of Georgia, United States ("LCGI"), as Borrower's Representative and as a Guarantor, LAW ENGINEERING AND ENVIRONMENTAL SERVICES, INC., a corporation organized under the laws of the State of Georgia, United States ("U.S. Borrower"), and GIBB LTD, a company organized under the laws of the United Kingdom ("International Borrower"; the International Borrower and the U.S. Borrower sometimes hereinafter called, collectively, herein the "Borrowers" or, individually, a "Borrower"), as Borrowers; LAW ENVIRONMENTAL CONSULTANTS, INC., a corporation organized under the laws of the State of Georgia, United States ("LECI"), LAW INTERNATIONAL, INC., a corporation organized under the laws of the State of Georgia, United States ("LII"), GIBB INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("GIH"), and GIBB HOLDINGS LTD., a corporation organized under the laws of the United Kingdom ("GHL"; GHL, GIH, LII, and LECI, together with the other Subsidiaries becoming Guarantors hereafter pursuant to the operation and effect of Section 7.15, are sometimes hereinafter called, collectively, the "Subsidiary Guarantors" and, individually, a "Subsidiary Guarantor"), as additional Guarantors; BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association organized under the laws of the United States ("BOA"), acting individually and through its London Branch (in such latter capacity, BOA is sometimes called herein, "BOAL"), as Issuing Bank, Overdraft Bank, International Agent and a Lender; BANK OF AMERICA, FSB, a federal savings bank organized under the laws of the United States ("BOAFSB"), as U.S. Agent and a Lender; and any other financial institutions party hereto from time to time (herein sometimes called, collectively, together with BOA, BOAL, and BOAFSB, the "Lenders" or, individually, a "Lender"), as Lenders; for the purpose of setting forth certain modifications and amendments to that certain Credit Agreement, dated as January 15, 1998, among the above-named parties (hereinafter referred to herein as the "Credit Agreement"), to which said parties have agreed.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein, but not otherwise expressly defined herein, shall have the meanings given to such terms in the Credit Agreement.

2. Amendments.

         (a) Maturity Date. Responsive to the request of Borrowers' Representative, made in writing to the U.S. Agent on a timely basis in accordance with the procedures set forth in the definition of "Maturity Date" in
Section 1.1 of the Credit Agreement, the Lenders hereby extend the Maturity Date by one (1) year, that is, to January 15, 2002.

         (b) Revolving Loan Amount. The "Revolving Loan Amount" definition, set forth in Section 1.1 of the Credit Agreement, is hereby deleted, and the following revised definition of "Revolving Loan Amount" is set forth in lieu thereof:


         "Revolving Loan Amount" means the sum of Fifty-Eight Million Dollars ($58,000,000), reducing to Forty-Eight Million Dollars ($48,000,000), effective on January 1, 2000; and reducing further to Forty-Three Million Dollars ($43,000,000) effective on January 1, 2001.

         (c) Mandatory Reduction of Commitments. The dates "January 1, 1999" and "January 1, 2000," set forth in Section 2.7 of the Credit Agreement, at clauses
(i) and (ii), respectively, thereof, in the first sentence thereof, shall be amended to read, instead, "January 1, 2000" and "January 1, 2001," respectively.

         (d) Subordinated Debt. Subsection (g) to Section 8.6 of the Credit Agreement shall be amended by adding thereto, after the words "Funded Debt" and before "determined" in the last line of said subsection (g), the following words:

         (less amounts owed to former shareholders as represented by those subordinated promissory notes listed on Schedule 8.6)


3.       MISCELLANEOUS

     (a) Effect of Amendment. The amendments to the Credit Agreement specified hereinabove shall have retroactive effect to the Agreement Date, as if such amendments were an integral part of the Loan Agreement as of that date. Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Obligors. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

         (b) Reaffirmation of Representatives and Warranties. Obligors hereby ratify and reaffirm all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, except to the extent that such representations and warranties relate to an earlier date or may be untrue or incorrect solely as a result of occurrences permitted under the Credit Agreement, and subject to the updates thereto set forth on Exhibit "A" hereto.

         (c) Ratification. Obligors hereby restate, ratify, and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

         (d) Estoppel. Obligors hereby acknowledge and agree that, as of the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         (e) Governing Law. This Amendment shall be governed by Georgia law, and shall constitute a Loan Document.

         (f) Costs and Expense. Obligors agree to pay all reasonable costs and expenses of Lenders, Issuers and Agents incurred in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of counsel.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered and have hereunto affixed their respective seals by, through and in the presence of their respective proper and duly authorized officers as of the day and year first above written.


U.S. Agent:               BANK OF AMERICA, FSB               (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

U.S. Lender:              BANK OF AMERICA, FSB               (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

International Lender:     BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION, acting through its
                          London Branch                      (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

International Agent:      BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION, acting through its
                          London Branch                      (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------


Issuing Bank              BANK OF AMERICA NATIONAL TRUST AND
(International):          SAVINGS ASSOCIATION, acting through its
                          London Branch                      (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

Overdraft Bank:           BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION, acting through its
                          London Branch                      (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

Issuing Banks (U.S.):     BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION                (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

Borrowers' Representative  LAW COMPANIES GROUP, INC. (SEAL)
And Guarantor:
                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------


Borrowers:                LAW ENGINEERING AND ENVIRONMENTAL
                          SERVICES, INC.                     (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

                          Attest:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

                          GIBB LTD.                           (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

                          Attest:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

Additional Guarantors:    LAW ENVIRONMENTAL CONSULTANTS, INC.
                                                            (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------
                          LAW INTERNATIONAL, INC.
                                                            (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

                          GIBB INTERNATIONAL HOLDINGS, INC.
                                                            (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

                          GIBB HOLDINGS LTD.                (SEAL)

                          By:
                                   -------------------------------------------
                          Title:
                                   -------------------------------------------

         Updates to Law Companies Group, Inc. Credit Agreement Schedules

Schedule 6.16(a)

         Amend as follows:

         (i)  U.S. Obligors -       1105 Sanctuary Parkway
                                    Suite 300
                                    Alpharetta, Georgia 30004

         (ii)  U.S. Obligors -      1105 Sanctuary Parkway
                                    Suite 300
                                    Alpharetta, Georgia 30004
Schedule 6.18

         Add the following:

               Gibb International Holdings, Inc. has applied to the U.S. Patent And Trademark office for trademark protection for the following:

                             LAWGIBB GROUP + Design

                        LAW LAWGIBB GROUP MEMBER + Design

Schedule 6.19

         Add the following:

                  Law Engineering and Environmental
                  Services/Michigan, Inc.            Michigan        LEES (100%)

                  Law Engineering and Environmental
                  Services of Oklahoma, Inc.         Oklahoma        LEES (100%)

                  (Note: Neither is a Material Subsidiary)